EXHIBIT 10.5

                          COMPANY SUBSCRIBER AGREEMENT

     THIS AGREEMENT ("AGREEMENT") is made by and between the corporation listed on the signature page of this Agreement ("COMPANY"), and Corpfin.com, Inc., a Delaware corporation (the "AGENT").

                                   WITNESSETH:

     WHEREAS, the Company proposes to offer and sell debt and/or equity securities (the "SECURITIES") through the Agent (the "OFFERING") in a manner not involving a public offering without registration under the Securities Act of 1933, as amended (the "ACT"), pursuant to exemptions from the registration requirements of the Act and other applicable laws, rules and regulations ("RULES AND REGULATIONS"); and

     WHEREAS, the Agent has offered to assist the Company in offering the Securities on a "best efforts basis" with respect to the Securities to potential investors who have represented to Agent that they are "accredited investors" as defined under the Act (the "SUBSCRIBERS");

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and the mutual promises, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

     1. Engagement of Agent. The Company hereby appoints the Agent on a non-exclusive basis as an agent for the Offering. The Agent, on the basis of the representations and warranties herein contained, but subject to the terms and conditions provided herein, accepts such appointment and agrees to permit the Company, subject to the terms and conditions contained herein, to offer the Securities to Subscribers. This appointment shall be for the period commencing as of the date hereof and ending three (3) calendar months thereafter, which period may be extended by the consent of the Company and the Agent (the "OFFERING PERIOD") unless terminated by written notice by either party for any reason at any time upon 24 hours notice.

     2. Representations and Warranties of the Company. In order to induce the Agent to enter into this Agreement, the Company hereby represents and warrants to and agrees with the Agent as follows:

     2.1 Incorporation and Standing. The Company is, and at each closing date will be, duly formed and validly existing in good standing as a corporation under the laws of its state of incorporation and with full power and authority (corporate and other) to own its properties and conduct its business, present and proposed, as described in the Offering Documents; the Company, has full power and authority to enter into this Agreement; and the Company is duly qualified and in good standing as a foreign entity in each jurisdiction in which the failure to so qualify would have a material adverse effect on the Company or its properties.

     2.2 Legality of Securities. The Securities, when sold and delivered, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with the terms thereof, and shall be duly and validly issued and outstanding, fully paid and nonassessable. The Securities to be delivered at each closing shall be duly and validly issued and outstanding, fully paid and non-assessable.

     2.3 Finders. The Company does not know of any outstanding claims for services in the nature of a finder's fee or origination fees with respect to the sale of the Securities hereunder for which the Agent may be responsible, and the Company will indemnify the Agent from any liability for such fees by any party who has a claim for such compensation from the Company and for which person the Agent is not legally responsible.

     3. Escrow of Funds and Closing.

     3.1 Escrow Agreement. Pursuant to an Escrow Agreement (the "ESCROW AGREEMENT"), the Company hereby agrees to enter into an agreement with The Bank of New York as escrow agent (the "ESCROW AGENT") and open an escrow account at such bank (the "ESCROW ACCOUNT") for consummation of any Offering with the Subscribers. The Subscribers have agreed to place all funds for purchase of Securities for each closing in the Escrow Account. The Company


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shall have the right to approve or object to the subscriptions of each
Subscriber. At such time as Subscribers subscribing for the Securities have delivered to the Company their signed subscription documents, those Subscribers have been approved by the Company and all other closing conditions have been met as described in the Offering Documents, Escrow Agent shall, with the written authorization of the Company and Agent, release the subscription funds to the Company and the Company shall release the certificates representing the Securities to the Subscribers (the "INITIAL CLOSING"). In the event that the Initial Closing shall be for an amount of Securities less than the maximum amount of the Offering, the Offering may be continued, and additional closings may be held (each a "SUBSEQUENT CLOSING") throughout the Offering Period.

     3.2 Closing Date. The Initial Closing and any Subsequent Closing shall take place at such times and locations determined by the Company and the Subscribers. The Company shall provide written notice to Agent of any such closing date as well as the location and time thereof.

     3.3 In consideration of the Company's utilization of Corpfin.com to consummate an Offering, the Company agrees to (i) pay the Agent a cash fee of ten percent (10%) of the gross subscription proceeds of the Initial Closing and any Subsequent Closings (the "CLOSING FEE") with an investor identified by Corpfin.com and not previously known to the Company.

     3.4 Payment of Fees. At any closing, the Escrow Agent shall be authorized to pay from the fees in the Escrow Account; (i) Escrow Account fees (estimated at between $2500-4000); and (ii) the Closing Fee.

     4. Offering of the Securities by the Company.

     4.1 In offering the Securities for sale, the Company shall undertake to negotiate directly with the Subscribers without the assistance of the Agent unless the Agent agrees in writing pursuant to a separate agreement to act on behalf of the Company. However, the Company agrees to promptly keep the Agent advised regarding all aspects of the Offering. All offers shall be made exclusively by the Company upon the terms and subject to the conditions set forth in the Offering Documents, as from time to time in effect.

     4.2 The Subscribers have represented to the Agent and will be required to represent to the Company that they are "accredited investors" as defined in Regulation D of the Act.

     5. Non-Circumvention. The Company hereby agrees as follows:

     5.1 The Company acknowledges that the Subscribers are an extremely valuable confidential business asset of the Agent and agrees to maintain the confidentiality of the Subscriber's identity as well as the information provided by the Subscribers and shall not disclose such information to third parties for any reason, except as required by applicable law or pursuant to prior written consent by Agent. The Company agrees to provide to Agent at least three (3) business days prior written notice of any disclosure concerning a Subscriber required by applicable law. Such Subscribers shall also include those entities and their affiliates which invest or have been offered an opportunity to invest by the Company or the Agent in the Offering (the "CLIENTS"). For the later to occur of a period of two years from the date hereof or the date of termination of this Agreement, neither the Company nor its affiliates will directly or indirectly solicit or enter into any financing transaction with the Clients without the written consent of Agent and payment to Agent of compensation no less than the compensation to be paid to Agent hereunder if the Agreement were still in effect.

     5.2 In the event that Company breaches Section 5.1 of this Agreement, Agent shall be entitled to receive compensation in the same amount as the Closing Fee as if the financing raised in such Offering had been consummated pursuant to this Agreement.

     6. Covenants of the Company. The Company covenants and agrees with the Agent that:

     6.1 The Company will pay, whether or not the transactions contemplated hereunder are consummated, all of its costs and expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the authorization of the Securities and their issue and delivery to the Agent, any original issue taxes in connection therewith, all transfer taxes, if any, incident to the initial sale of the Securities, the fees and expenses of the Company's counsel (except as provided below) and accountants, and the cost of reproduction and furnishing to the Subscriber and Agent copies of any Offering Documents.


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     6.2 The Company shall be solely responsible for making any and all filings required by the Blue Sky authorities and filings required by the laws of the jurisdictions in which the Subscribers are located.

     7. Indemnification. The Company agrees to indemnify and hold harmless the Agent, each person who controls the Agent within the meaning of Section 15 of the Act and the Agent's employees, accountants, attorneys and agents (the "AGENT'S INDEMNITEES") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or any other statute or at common law for any legal or other expenses (including the costs of any investigation and preparation) incurred by them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, damages, liabilities and litigation arise out of or are based upon a breach of this Agreement, any untrue statement of material fact made in connection with the Offering, contained in any Offering Documents or any amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities laws thereof, or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, under the circumstances under which they were made, not misleading, all as of the date of any Offering Documents or of such amendment as the case may be; provided, however, that the indemnity agreement contained in this Section 7.1 shall not apply to amounts paid in settlement of any such litigation, if such settlements are made without the consent of the Company, nor shall it apply to the Agent's Indemnitees in respect to any such losses, claims, damages or liabilities arising out of or based upon any such untrue statement or alleged untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Agent specifically for use in connection with the preparation of any Offering Documents or any such amendment or supplement thereto or any application or other document filed in any state or jurisdiction in order to qualify the Securities under the Blue Sky or securities law thereof. This indemnity agreement is in addition to any other liability which the Company may otherwise have to the Agent's Indemnitees. The Agent's Indemnitees agree, within ten (10) days after the receipt by them of written notice of the commencement of any action against them in respect to which indemnity may be sought from the Company under this Section 7.1, to notify the Company in writing of the commencement of such action; provided, however, that the failure of the Agent's Indemnitees to notify the Company of any such action shall not relieve the Company from any liability which it may have to the Agent's Indemnitees on account of the indemnity agreement contained in this Section 7.1, and further shall not relieve the Company from any other liability which it may have to the Agent's Indemnitees. If the Agent's Indemnitees shall notify the Company of the commencement thereof, the Company shall be entitled to participate in (and, to the extent that the Company shall wish, to direct) the defense thereof at its own expense, but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Agent's Indemnitees, defendant or defendants, in such litigation. The Company agrees to notify the Agent's Indemnitees promptly of the commencement of any litigation or proceedings against the Company or any of the Company's officers or directors of which the Company may be advised in connection with the issue and sale of any of the Securities and to furnish to the Agent's Indemnitees, at their request, copies of all pleadings therein and to permit the Agent's Indemnitees to be observers therein and apprise the Agent's Indemnitees of all material developments therein, all at the Company's expense.

     7.2 The Agent agrees, in the same manner and to the same extent as set forth in Section 7.1 above, to indemnify and hold harmless the Company, and the Company's employees, accountants, attorneys and agents (the "COMPANY'S INDEMNITEES") with respect to any material breach of any representation, warranty or covenant made by the Agent in this Agreement, or any violation of the Act, the Rules and Regulations and any other applicable laws. The Agent's liability hereunder shall be limited to the amount received by it for acting as Agent in connection with the Offering.

IN NO EVENT SHALL AGENT BE LIABLE TO THE COMPANY FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THE SERVICES PROVIDED UNDER THIS AGREEMENT OR ANY RELATED AGREEMENT.

The Agent shall not be liable for amounts paid in settlement of any such litigation if such settlement was effected without its consent. In case of the commencement of any action in respect of which indemnity may be sought from the Agent, the Company's Indemnitees shall have the same obligation to give notice as set forth in Section 7.1 above, subject to the same loss of indemnity in the event such notice is not given, and the Agent shall have the same right to participate in (and, to the extent that it shall wish, to direct) the defense of such action at its own expense, but such defense shall be conducted by counsel of recognized standing reasonably satisfactory to the Company. The Agent agrees to notify the Company's Indemnitees and, at their request, to provide copies of all pleadings therein and to permit the Company's Indemnitees to be observers therein and apprise them of all the material developments therein, all at the Agent's expense.

     8. Effectiveness of Agreement. This Agreement shall become effective upon execution by both parties.

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9.       Termination.

     9.1 This Agreement may be terminated by the Agent or the Company at any time by notice to the other party in the sole discretion of the terminating party.

     9.2 Any termination of this Agreement pursuant to this Section shall be without liability of any character (including, but not limited to, loss of anticipated profits, actual or consequential damages) on the part of any party thereto, except that the Company shall remain obligated to pay the costs and expenses provided to be paid by it specified in Sections 3, 5, and 6; and the Company and the Agent shall be obligated to pay, respectively, all losses, claims, damages or liabilities, joint or several, under Section 7 of this Agreement.

     10. Agent's Representations, Warranties, and Covenants. The Agent represents and warrants to and agrees with the Company that:

     10.1 Agent is a corporation duly incorporated and existing under the laws of the state of Delaware. Agent is registered with the Securities and Exchange Commission and the NASD.

     10.2 There is not now pending or threatened against the Agent any action or proceeding of which the Agent has been advised, either in any court of competent jurisdiction, before the Securities and Exchange Commission or before any state securities commission or the NASD, concerning the Agent's activities which would materially and adversely impair the ability of the Agent to conduct the Offering as contemplated by this Agreement.

     10.3 Agent shall use its best efforts so as not to introduce any Subscriber to the Company who has not represented to the Agent that they are an "accredited investor" as defined under the Act and the rules and regulations promulgated thereunder.

     11. Notices. Except as otherwise expressly provided in this Agreement:

     11.1 Whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing, addressed to the Company as described on the signature page of this Agreement.

     11.2 Whenever notice is required by the provisions of this Agreement to be given to the Agent, such notice shall be given in writing, addressed to the Agent, at:

     If to the Agent:           Corpfin.com, Inc.
                                Atlanta Financial Center
                                3353 Peachtree Road, Suite 942
                                Atlanta, Georgia 30326
                                Attn: John C. Canouse
                                Tel: (404) 504-9129
                                Fax: (404) 504-9126

     11.3 Any notice instructing the Escrow Agent to distribute monies or Securities held in Escrow must be signed by authorized agents of both the Company and the Agent in order to be valid.

     12. Miscellaneous.

         12.1 Benefit. This Agreement is made solely for the benefit of the Agent and the Company, their respective officers and directors and any controlling person referred to in Section 15 of the Act and their respective successors and assigns, and no other person may acquire or have any right under or by virtue of this Agreement, including, without limitation, the holders of any Securities. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchasers, as such, of any of the Securities.

     12.2 Survival. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company and the Agent, or the officers, directors or controlling persons of the Company and the Agent as


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set forth in or made pursuant to this Agreement and the indemnity agreements of the Company and the Agent contained in Section 7 hereof shall survive and remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or the Agent or any such officer, director or controlling person of the Company or of the Agent; or (ii) termination of this Agreement.

     12.3 Governing Law. The validity, interpretation, and construction of this Agreement will be governed by the Laws of the State of Georgia. The parties further agree that any action between them shall be heard in Atlanta, Georgia, and expressly consent to the jurisdiction and venue of the Superior Court of Fulton County, Georgia, and the United States District Court for the Northern District of Georgia, Atlanta Division for the adjudication of any civil action asserted pursuant to this Paragraph.

     12.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

     12.5 Confidential Information. All confidential financial or business information (except publicly available or freely usable material otherwise obtained from another source) respecting either party will be used solely by the other party in connection with the transactions contemplated by this Agreement, will be revealed only to employees or contractors of such other party who are necessary to the conduct of such transactions, and be otherwise held in strict confidence ("CONFIDENTIAL INFORMATION").

     12.6 Ownership. All materials, documentation, computer programs, inventions (whether or not patentable), pictures, audio, video, artistic works, and all works of authorship, including all worldwide rights therein under patent, copyright, trademark, trade secret or other property right created or developed by Agent ("WORK PRODUCT") are owned by Agent. Work Product shall not include Confidential Information of the Company. If ownership of all title, right and interest of the intellectual property rights in the Work Product shall not exclusively vest in the Agent, Company hereby assigns to Agent, and upon the future creation thereof automatically assigns to Agent, without further consideration, the ownership of all Work Product.

     12.7 Public Announcements. Neither party hereto will issue any public announcement concerning the within transactions without the approval of the other party.

     12.8 Recitals. The recitals to this Agreement are a material part hereof, and each recital is incorporated into this Agreement by reference and made a part of this Agreement.


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IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the 1st day of February, 2001.

                                  "THE COMPANY"
                                  PRONETLINK, INC.

                                  By:
                                     -------------------------------------------
                                  Name:      Jean Pierre Collardeau
                                  Title:     President & Chief Executive Officer
                                  Address:   645 Fifth Avenue, Suite 303
                                             New York, NY 10022
                                  Telephone: (212) 688-8838
                                  Fax:       (212) 319-4598
                                  Email:     jpc@pronetlink.com
                                  Tax ID #:  88-0333454


                                  "THE AGENT"
                                  CORPFIN.COM, INC.


                                  By:
                                     -------------------------------------------
                                  Name:    GREGORY D. MILLER
                                  Title:   CHIEF COMPLIANCE OFFICER